UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to receive one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2023, the Board of Directors of AEye, Inc. (the “Company”), on the recommendation of the Company’s Compensation Committee, approved the Company entering into an agreement (the “Retention Agreement”) to incentivize the retention of Matthew Fisch, our Chief Executive Officer.

Under the terms of the Retention Agreement, Mr. Fisch is eligible to receive a lump sum cash incentive award equal to his current annual base salary of $500,000 if he remains employed by the Company and maintains satisfactory job performance through December 31, 2024.

This incentive award was granted to Mr. Fisch as his retention is considered essential for the Company’s successful execution of its near- and longer-term financial and operational milestones. If Mr. Fisch is terminated without cause, dies, or becomes disabled prior to December 31, 2024, Mr. Fisch (or his estate) is entitled to payment of the full incentive award. If Mr. Fisch voluntarily terminates his employment for good reason following a change of control, Mr. Fisch is entitled to payment of the full incentive award. The incentive award will be forfeited if Mr. Fisch’s employment is terminated by the Company for cause, or if Mr. Fisch terminates his employment for any reason other than good reason.

The foregoing description of the Retention Agreement is qualified in its entirety by reference to the terms of the Form Retention Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 7, 2023, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: December 22, 2023
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary